                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ________________________

                                   FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          REGISTRATION NO. ___________

                                      and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                          REGISTRATION NO. __________


                               THE KENWOOD FUNDS

                           77 West Washington Street
                            Chicago, Illinois 60602
                                  312-368-1666

                               Agent for Service:

                                 Sheldon Stein
                               D'Ancona & Pflaum
                            30 North LaSalle Street
                            Chicago, Illinois  60602
                                 (312) 580-2014

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                      ____________________________________

         Registrant hereby registers an indefinite number of its shares of beneficial interest, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended

         Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   FORM N-1A
                               THE KENWOOD FUNDS

             REGISTRATION STATEMENT NO.__________________ UNDER THE
                             SECURITIES ACT OF 1933
            AND REGISTRATION STATEMENT NO. _______________ UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET

      N-1A
      ITEM NO.       Prospectus Caption or Placement
      --------       -------------------------------

         1           Front Cover
         2           Fund Expenses
         3           (Not Applicable)
         4           Investment Objective and Policies; Organization of the Fund
         5           Investment Objective and Policies; The Adviser;
                     Services Administrator, Custodian and Transfer Agent
         6           Organization of the Fund; Major Shareholders; Summary;
                     Dividends and Distributions; Taxes
         7           Buying Shares; Distribution of Shares; Net Asset Value
         8           Redeeming Shares
         9           (Not Applicable)

                     PART B CAPTION OR PLACEMENT
                     ---------------------------

        10           Cover Page
        11           Table of Contents
        12           (Not Applicable)
        13           Fundamental Investment Restrictions; Non-Fundamental
                     Investment Restrictions; Lending Portfolio Securities; See
                     also Prospectus -- Investment Objectives and Policies
        14           Trustees and Officers
        15           See Prospectus -- Major Shareholders
        16           The Adviser; Custodian and Transfer Agent; Auditors
        17           Portfolio Transactions and Brokerage
        18           See Prospectus -- The Fund
        19           Distribution Plan; See also Prospectus -- Calculation of
                     Net Asset Value
        20           Federal Taxes; See also Prospectus -- Dividends and Taxes
        21           (Not Applicable)
        22           Performance Data
        23           Financial Statements

                 Subject to completion dated February __, 1996

         Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any State.

                               THE KENWOOD FUNDS
                          Kenwood Growth & Income Fund
                           77 West Washington Street
                                   Suite 1615
                            Chicago, Illinois 60602
                                1-800-_________


                                   PROSPECTUS
                              ______________, 1996



         The Kenwood Growth & Income Fund (the "Fund") is a series of The Kenwood Funds, which is organized as a Delaware business trust (the "Trust"). The Fund's objective is capital appreciation and current income. It invests primarily in equity securities.

         This Prospectus sets forth concisely information about the Fund that you should know before investing. Please retain it for future reference. A Statement of Additional Information dated ____________, 1996, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling the Fund at the address or phone number on the cover of this Prospectus.

         SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


SUMMARY . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . 3

FUND EXPENSES . . . . . . . . . . . . . . . . . . . .  . . . . . . . 4

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . .  . . . . . . . 5

THE ADVISER . . . . . . . . . . . . . . . . . . . . .  . . . . . . . 7

MAJOR SHAREHOLDERS  . . . . . . . . . . . . . . . . .  . . . . . . . 8

SERVICES ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT   . . . . . . . 8

DISTRIBUTION OF SHARES  . . . . . . . . . . . . . . .  . . . . . . . 9

BUYING SHARES . . . . . . . . . . . . . . . . . . . .  . . . . . . . 9

TELEPHONE TRANSACTIONS  . . . . . . . . . . . . . . .  . . . . . .  10

EXCHANGING SHARES . . . . . . . . . . . . . . . . . .  . . . . . .  10

REDEEMING SHARES  . . . . . . . . . . . . . . . . . .  . . . . . .  11

NET ASSET VALUE . . . . . . . . . . . . . . . . . . .  . . . . . .  12

DIVIDENDS . . . . . . . . . . . . . . . . . . . . . .  . . . . . .  13

TAXES . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .  13

RETIREMENT PLANS  . . . . . . . . . . . . . . . . . .  . . . . . .  14

FUND PERFORMANCE  . . . . . . . . . . . . . . . . . .  . . . . . .  14

ORGANIZATION OF THE FUND  . . . . . . . . . . . . . .  . . . . . .  14

                                    SUMMARY

         THE FUND. The Fund is the only series of The Kenwood Funds, an open-end management investment company (a mutual fund) organized in 1996 as a Delaware business trust.

         INVESTMENT OBJECTIVE. The Fund's objective is capital appreciation and current income. The Fund invests primarily in equity securities. See "Investment Objective and Policies."

         PURCHASES AND REDEMPTIONS. Shares of the Fund are sold and redeemed at net asset value without any sales or redemption charge. The minimum initial investment is $2,000 and subsequent investments are $100 or more. These minimum investment amounts may be waived or reduced for participants in certain retirement plans. See "Buying Shares" for more information on how to invest. Shares are redeemable by mail or by wire to a predesignated bank account. See "Selling Shares" for details.

         THE ADVISER. The Kenwood Group, Inc. serves as the Fund's investment adviser (the "Adviser"), and receives fees for managing the Fund's investments and performing certain administrative and management services for the Fund. See "The Adviser."

         THE DISTRIBUTOR. AmeriPrime Financial Securities, Inc. serves as the Fund's principal underwriter and distributes the Fund's shares (the "Distributor"). The Fund pays the Distributor Rule 12b-1 distribution fees. See "Distribution of Shares."

         INVESTMENT FACTORS TO CONSIDER. As with any mutual fund investment, purchasing shares of the Fund involves risks. The securities in which the Fund invests are subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. There is no assurance that the investment objective will be achieved. The Fund's return and net asset value will fluctuate.

         SHAREHOLDER INQUIRIES. Call (800) _________ from 8:00 a.m.-7:00 p.m. Central Time for prompt service on any questions about your account. During unusual market conditions, the Fund may experience difficulty in accepting telephone inquiries. In such circumstances, you should contact the Fund directly at (312)368-1666 weekdays from 9:00 a.m.-5:00 p.m. Central Time or by mail at 77 West Washington Street, Suite 1615, Chicago, IL 60602.



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
                                 FUND EXPENSES

         The following tables are intended to help you understand the various expenses that you as an investor will bear.

         Shareholder transaction expenses:
         Maximum Sales Load Imposed on Purchases                      None
         Redemption Fee                                               None*
         Sales Load on Reinvested Dividends                           None
         Exchange Fee                                                 None
         Deferred Sales Load                                          None

         *For each wire redemption, the transfer agent will charge a fee which, as of the date of this prospectus is $7.50.

         Annual fund operating expenses after expense reimbursements (as a percentage of average net assets):

         Management Fees, after fee waive(1)                          0.00%

         12b-1 Fees(2)                                                0.25%
         Other Expenses(1)(3)                                         0.67%
                                                                      -----

                 Total Operating Expenses(3)                          0.92%

         (1)The Adviser has agreed to waive the management fee and to reimburse certain other expenses for the Fund's first fiscal year. Without fee waiver, the Management Fees would be .75%. Without the expense reimbursement, the Other Expenses would be 2.42% and the Total Operating Expenses would be 3.42%.

         (2)The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

         (3)This information is based on estimated amounts for the Fund's current fiscal year.

         EXAMPLE:

         We can illustrate these expenses with the examples below. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):

         One Year                                                  $  9.00
         Three Years                                               $ 29.00


THE 5% RATE USED IN THE EXAMPLE ABOVE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVE AND POLICIES

         INVESTMENT OBJECTIVE. The Fund's investment objective is capital appreciation and current income. The Fund invests primarily in U.S. domestic equity securities and, under normal market conditions, at least 85% of its total assets will be invested in equity securities. Equity securities include common stock, preferred stock, and securities convertible into common stock. Common stock in which the Fund may invest may be either growth- or income-oriented. The Fund normally may invest up to 15% of its total assets in other securities, including debt securities. See "Debt Securities."

         The Fund will invest primarily in mid-cap stocks. Mid-cap stocks are defined by the Adviser as securities of companies having a market capitalization between $200 million and $6.5 billion. In the Adviser's judgment, this market niche tends to be more liquid than the small-cap market, and thus may represent lower risks, while offering comparable returns to the small-cap market and potentially greater returns than the larger-cap market.

         The Adviser attempts to select equity securities that will provide a combination of capital appreciation and income which will result in a high overall total return while attempting to assume relatively low risks. "Low risks" means that in the Adviser's judgment the risks of investing in the securities in the Fund's portfolio present no additional risks than those inherent in the market. The Adviser makes ongoing portfolio selections, in light of current and reasonably anticipated future financial conditions. As these conditions change, the Adviser adjusts the portfolio in order to maintain a reasonable balance over time between risk and potential return.

         The Adviser takes a long-term position in the market and seeks to identify securities of companies that are temporarily undervalued but which have potential for growth and which may provide a good stream of dividend income. The Adviser evaluates the long-term potential of the stocks it purchases through examination of each company's strategic plans, corporate history and industry dynamics.

         DEBT SECURITIES. The Fund may invest in fixed income securities for income or as a defensive strategy when the Adviser believes adverse economic or market conditions exist. When appropriate, the Fund's assets may be invested without limitation in cash, short-term obligations issued or guaranteed by the U.S. Government, its agencies and/or instrumentalities ("U.S. Government Securities") or high quality money market instruments such as notes, certificates of deposit or bankers' acceptances. However, the Adviser does not intend to invest more than 15% of the Fund's assets in securities other than equities under normal market conditions.

         The value of fixed income securities is sensitive to interest rate changes as well as the financial strength of the issuer. When interest rates go down, debt securities in the portfolio tend to appreciate in value. Conversely, when interest rates go up, such securities tend to depreciate in value. Generally, the debt securities in which the Fund may invest are investment-grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. or Standard and Poor's Corporation or that are unrated but deemed to be of comparable quality by the Adviser. The lowest of these grades has speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not required to sell the issue, but the Adviser will consider the downgrade in determining whether to hold the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, portfolio sales will be made as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

         LENDING PORTFOLIO SECURITIES. For income purposes, the Fund may lend its portfolio securities. However, the Fund does not currently intend to lend portfolio securities if it would cause more than 5% of its net assets to be subject to such loans.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days. A repurchase agreement involves a sale of securities (usually U.S. Government Securities) to the Fund with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but occasionally, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible declines in the value of the collateral during the period while the Fund seeks to enforce its rights, possible loss of all or a part of the income during such period and expenses of enforcing its rights.

         BORROWING. The Fund may not borrow money except for temporary or emergency purposes, and then only from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of the value of the Fund's total assets.

         PORTFOLIO TRANSACTIONS. In seeking the Fund's objective, the Fund may trade to some degree in securities for the short term if the Adviser believes that the growth potential of a security no longer exists, considers that other securities have more growth potential, or otherwise believes that such trading is advisable. The Fund's portfolio turnover rate will vary but the Adviser does not expect it to exceed 100%. The higher the turnover rate, the more brokerage commissions the Fund will pay. In placing portfolio transactions, the Fund may take into account the sale of shares by the broker and research services provided to the Adviser.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less. The Fund may purchase restricted securities which are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities. The Fund will not purchase Rule 144A securities that are illiquid. In addition, the Fund will not purchase liquid Rule 144A Securities if such purchase would cause more than 5% of the Fund's assets to be invested in such securities.

         DIVERSIFICATION AND INDUSTRY CONCENTRATION. As to 75% of its total assets, the Fund will not (i) make any investment that would cause more than 5% of its total assets to be invested in any one issuer; and (ii) purchase the securities of any company if after such purchase the Fund would then own more than 10% of such company's voting securities. The remaining 25% of the Fund's total assets are not so limited which would allow the Adviser to invest up to 25% of the Fund's total assets in a single issuer. In the event that the Adviser chooses to make such an investment, it may expose the Fund to greater risk. However, as a matter of operating policy, the Adviser does not intend to make an investment that would cause more than 15% of the Fund's total assets in any one issuer. In addition, the Fund will not make any investment which would cause 25% or more of its total assets to be invested in any one industry. U.S. Government Securities are not subject to these limitations.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The investment restrictions set forth in the Statement of Additional Information as fundamental are fundamental policies which cannot be changed without a vote of the shareholders. The investment objective and all other investment policies of the Fund are not fundamental and may be changed without shareholder approval. In the event the Fund's investment objective should ever be changed, such change may result in an objective different from the objective the shareholder considered appropriate at the time of investment in the Fund. Except for the limitations on borrowing and investments in illiquid securities, any percentage restrictions set forth in the Prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the value of securities or total or net assets.

                                  THE ADVISER

         The Kenwood Group, Inc., an Illinois corporation with offices at 77 West Washington Street, Chicago, Illinois 60602, serves as the Fund's investment Adviser. The Adviser does not advise other mutual funds, but has, since its inception in 1989, acted as investment adviser to individuals and institutional investors. As of December 31, 1995, the Adviser had $1.7 million in assets under management. Barbara L. Bowles is the controlling shareholder of the Adviser.

         The Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser furnishes continuous advice concerning the Fund's investments. In addition, the Adviser provides office space for the Fund and pays the salaries, fees and expenses for all Fund officers and directors who are affiliated with the Adviser.

         For such services, the Fund pays the Adviser advisory fees monthly based upon the Fund's average daily net assets at the following annual rate:
0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion. The fees paid to the Adviser are higher than the fees paid by many investment companies but are not necessarily higher than that paid by funds with a similar objective. The Adviser has agreed to waive the management fee and to reimburse certain other expenses for the Fund's first fiscal year.

         Barbara L. Bowles is the Fund's principal portfolio manager and has served in such capacity since the Fund's inception. She has served as President and Chief Investment Officer for the Kenwood Group since its inception in 1989. She is also the President of the Fund.

HISTORICAL INVESTMENT RESULTS OF THE INVESTMENT ADVISER

         Set forth below is certain performance data provided by the Adviser relating to annual average investment results of a composite of all client accounts whose portfolios were managed by the Adviser continuously over a period of five years. These advisory accounts ("Advisory Accounts") had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated by the Fund. Because of the similarities in investment strategies and techniques, the Adviser believes that the Advisory Accounts are sufficiently comparable to the Fund to make the performance data listed below relevant to investors in the Fund. The results presented are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor will achieve by investing in the Fund. Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. An investor should not rely on the following performance figures as an indication of the future performance of either the Adviser's separate Advisory Accounts or the Fund.

                            THE KENWOOD GROUP, INC.
                             HISTORICAL PERFORMANCE
                                    OF THE
                                KENWOOD GROUP
                                  COMPOSITE

        PERIOD (year ended)                      BEFORE         NET OF ADVISORY
                                             ADVISORY FEES(%)        FEES

            1990                                   (7.33)           (8.12)
            1991                                   19.26            18.40
            1992                                   18.49            17.68
            1993                                    6.60             5.86
            1994                                    7.40             6.66
            1995                                   31.02            30.42



                             ANNUALIZED PERFORMANCE
                         PERIOD ENDED DECEMBER 31, 1995

                                                BEFORE         NET OF ADVISORY
                                             ADVISORY FEES           FEES

            1 YEAR                                 31.02%           30.42%
            3 YEARS                                14.47%           13.83%
            5 YEARS                                16.23%           15.51%
            Since inception (6 years)              11.91%           11.19%

NOTES: These numbers were prepared in accordance with the Performance Presentation Standards developed by the Association for Investment Management and Research ("AIMR"). Past performance is not necessarily indicative of future results nor can it be assumed that any recommendations will be profitable.


                               MAJOR SHAREHOLDERS

         The following table sets forth as of _____________________________, 1996, the name and holdings of each person known by the Fund to be a record holder of more than 5% of its outstanding shares. As of such date there was one (1)share outstanding.

                                                                       % of
                                                     Number of       Outstanding
         Name and Address                          Shares Owned        Shares
         ----------------                          ------------        ------

         Barbara L. Bowles                              1               100%
         77 West Washington
         Chicago, IL 60602

     SERVICES ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

        Firstar Trust Company ("Firstar") 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund's Administrator and, pursuant to an Administration Services Agreement, receives fees monthly, for its services as described below, based upon the Fund's average daily net assets at the following annual rate: .05% on the first $100 million of average net assets,
 .04% on the next $400 million of average daily net assets, and .03% on average daily net assets over $500 million. The Administration Agreement provides for payment to the Administrator of a minimum annual fee of $20,000. Firstar generally provides for the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, the preparation and maintenance of financial and accounting records and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.

        Firstar also serves as the Fund's Custodian, Transfer Agent and Fund Accountant. In its capacity as Transfer Agent, Firstar maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

                             DISTRIBUTION OF SHARES

        AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, serves as the principal underwriter to distribute the Fund's shares. Pursuant to an Underwriting Agreement with the Fund, the Distributor will be paid an annual fee of 0.5% of the average net assets of the Fund with a minimum fee of $18,000 per year. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"), the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to cover expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 regulates the manner in which a mutual fund may assume the costs of distributing and promoting the sale of its shares. Under the Plan, the Distributor is appointed the Fund's agent to distribute shares and provides office space and equipment, personnel, literature distribution and advertising to promote the sale of the Funds' shares. Payments under the Plan are made to compensate the Distributor for its services, to reimburse the Distributor for its expenses and for the fees it pays to dealers and other firms for selling Fund shares, servicing shareholders
and maintaining shareholder accounts.   The 12b-1 fee may also be used to
defray the costs of advertising, sales literature and sales meetings. In addition, the Plan also provides that the Adviser, in its sole discretion, may utilize its own resources, including any profits from its advisory fees for distributing and promoting sales of Fund shares.

         Shares of the Fund may also be sold through banks or bank-affiliated brokers. Any determination that such banks or bank-affiliated brokers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                                 BUYING SHARES

         GENERAL. You can purchase shares of the Fund from any dealer or other person having a sales agreement with the Distributor or you can purchase shares directly from the Fund. No matter how you purchase your shares, you pay no sales load. You buy shares at the net asset value computed after receipt of your investment in proper form as described below. You are deemed to be a shareholder as of the first business day following the day Firstar receives payment for your shares. Shares purchased through a Qualified Dealer may be subject to administrative charges or transaction fees imposed by the Dealer.

         The minimum initial investment is $2,000 and subsequent investments are $100 or more. The minimum initial investment for retirement plans not funded by a payroll deduction is $250. The Fund reserves the right to waive the minimum investment requirement for retirement plans funded by payroll deduction plans.

         There are three ways to make an initial investment in the Fund. One way is to fill out the Application Form included in this Prospectus and mail it to Firstar at the address on the Form. You must enclose a check payable as indicated on the Form.

         Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Adviser by telephone or wire. Your dealer may charge you a fee for this service.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to Firstar Trust Company. Prior to an initial investment by wire, the shareholder should telephone Firstar to advise them of the investment and to obtain an account number and instructions. A completed Application Form should be mailed to Firstar after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                                  Firstar Bank
                                  Milwaukee, WI  53201
                                  Federal Routing Number 075000022
                                  Firstar Trust MFS A/C Number 112-952-137
                                  THE KENWOOD FUNDS
                                  KENWOOD GROWTH & INCOME  FUND
                                  Shareholder Name,
                                  Shareholder Account Number

         After your initial investment, you can make additional investments of at least $100. Simply mail a check payable to "Firstar Trust Company," c/o The Kenwood Funds, P.O. Box 701, Milwaukee, WI 53201. You can also send a check via overnight courier to Firstar Trust Company, 615 E. Michigan Street, Milwaukee, WI 53202. The check should be accompanied by a form which Firstar will provide after each purchase. If you do not have a form, you should tell Firstar that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to Firstar.

         The Fund does not issue certificates for shares in the Fund. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by Firstar. You receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                             TELEPHONE TRANSACTIONS

         If you have telephone transaction privileges, you may redeem or exchange shares by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include a request for personal identification (account or social security number) and tape recording of the instructions. Please note that exchanges by phone may be made by any person, not just the shareholder of record. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. The Fund reserves the right to terminate, suspend or modify telephone transaction privileges. During unusual conditions, the Fund may have difficulty in accepting telephone transactions, in which case you should mail your instructions to the Fund c/o Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202.

                               EXCHANGING SHARES

         As a service to our shareholders, the Kenwood Funds have established a program whereby our shareholders can exchange their shares for shares of the Portico Money Market Funds. These funds are no-load money market funds managed by Firstar which offer check-writing privileges. The Portico Funds are unrelated to the Kenwood Funds.

         You may exchange your shares in the Fund for shares of the Portico Money Market Funds at no additional charge. The Portico Funds consist of the Money Market Fund (which is a general money market fund), U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into any of the Portico Funds, read the applicable prospectus. To obtain a prospectus for the Portico Funds, call 1-800-______. You will be charged $5.00 for each exchange transaction. Firstar will charge $5.00 for each exchange transaction that is executed over the phone. There is no charge for exchange transactions which are requested by mail. See "Other Information About Exchanging Shares" below for information on the limits imposed on exchanges.

         BY MAIL. To exchange your shares of the Fund into any of the Portico Funds, complete and sign an application and mail it to:

                             Firstar Trust Company,
                                  P.O. Box 701
                              Milwaukee, WI  53201

         You may also send the application via overnight courier to Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202.

         BY TELEPHONE. If you have authorized telephone transaction privileges in your application, you may also make exchanges by calling 1-800-________. Exchanges made over the phone may be made by any person, not just the shareholder of record. Certain other limitations and conditions apply to all telephone transactions. See "Telephone Transactions."

         OTHER INFORMATION ABOUT EXCHANGING SHARES.   All accounts opened as a
result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Fund. Because of the time needed to transfer money between the Fund and the Portico Money Market Funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchange transactions. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. Remember that each exchange represents the sale of shares of one fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction. If your account is subject to backup withholding, you may not open another account using the exchange privilege. Because excessive trading can hurt the Fund's performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timing" strategy may be disruptive to the Fund. The Fund reserves the right to terminate or modify the exchange privilege upon at least 60 days' written notice to shareholders. A signature guarantee is not required except in cases where shares are also redeemed for cash at the same time. See "Redeeming Shares -- Signature Guarantees" for more information.

                                REDEEMING SHARES

         You may redeem your shares through your securities dealer (who may charge you a fee for this service) or directly by using one of the methods described below. The price you will receive for any shares you redeem will be the next net asset value of the shares redeemed computed after we have received your order to redeem in proper form. See "Net Asset Value" for more information. Normally, payment by check is made within seven days after the redemption request is received with all required documents in proper form. However, if any of the shares redeemed were recently purchased (i.e. within 15 days) and payment was made by personal check, payment to you for those shares may be delayed until your purchase check has cleared. These restrictions are not applicable to shares purchased with a certified or cashier's check or by bank wire or federal funds.

         BY MAIL. You may redeem shares by sending your written request to redeem your shares to our Transfer Agent at Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201. You may also send the request via overnight courier to Firstar Trust Company at 615 E. Michigan Street, Milwaukee, WI 53202. This written request must: 1) be signed by all account owners exactly as the account is registered (both parties must sign in the case of joint accounts), 2) state the dollar amount or number of shares to be redeemed and 3) specify your account number. Please remember that you cannot place any conditions on your request.

         BY TELEPHONE. You may redeem shares by calling us at _______________. We will then send the proceeds to you by mail. However, please keep in mind the following: the check can only be issued for up to $___________; the check can only be issued to the registered owner (who must be an individual); the check can only be sent to the address of record; and your current address of record must have been on file for 60 days. See "Telephone Transactions."

         BY WIRE. You can redeem your shares by wire if you have selected this option in your application and have named a commercial bank or savings institution with a Federal Reserve Bank routing number. Once you have applied for the wire redemption privilege, you or any other person can redeem shares in your account by calling _________________ and providing your account number. You may also use your wire privilege by mailing a signed request to the Fund that includes your account number and amount you wish to have wired. The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. Changes in your bank account ownership or bank account number (including the name of the financial institution) may be made by written notice to us with your signature and those of any new owner guaranteed. See "Signature Guarantees" below. Additional documents may be required when shares are held by a corporation, partnership, executor, administrator, trustee or guardian. You will be charged a fee for this service.

         REDEMPTIONS BY THE FUND. The Fund reserves the right to redeem any single shareholder account that falls below $2,000 due to shareholder exemptions. Before your account is redeemed, you will be notified in writing and we will allow you 60 days to make additional share purchases to bring your account value up to the minimum level.

         OTHER LIMITATIONS. The Fund may suspend the right of redemption or delay payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets that a Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that the disposal of any of a Fund's investments or the determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of a Fund's shareholders. In case of suspension of the right of redemption, you may either withdraw your request for redemption or, if your request is not withdrawn, receive payment based on the next net asset value computed after termination of the suspension.

         SIGNATURE GUARANTEES. For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds or amounts exchanged are $25,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption or exchange requests must have signatures guaranteed. Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

                                NET ASSET VALUE

         The net asset value per share is computed by dividing the total value of the assets of the Fund, minus its liabilities, by the total number of its shares outstanding. The net asset value is determined on each day the New York Stock Exchange is open, at the earlier of the close of the Exchange or 4:00 p.m. New York time. The price per share for purchases or redemptions made directly through the Transfer Agent is such value next computed after the Transfer Agent receives the purchase order or redemption request. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estate, the Transfer Agent may require additional documents to effect the redemption and the applicable price will be that next determined following the receipt of the required documentation.

         The Fund values its security holdings on the basis of market value. Certain fixed-income securities may be valued based on market prices provided by a pricing service. Fixed-income securities maturing within 60 days are normally valued on the basis of amortized cost. If no market value is readily available, such securities will be valued at a fair value determined by the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund pays any income and capital gains distributions at least annually. Distributions from the Fund will automatically be reinvested for you on the payment date as additional shares of the Fund, unless you request payment by check on your Application Form or make such a request later by writing to the Fund. Your request will be effective for the current dividend or distribution if it is received before the record date. Requests received after that time will be effective beginning with the next dividend or distribution.

         As a protection, if two of your dividend checks are returned as undeliverable, those undelivered dividends will be invested in additional shares at the then current net asset value, and the account will be redesignated as a dividend reinvestment account.

                                    TAXES

         This section is not intended to be a full discussion of all the aspects of tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult a tax advisor regarding the effect of federal, state and local taxes on an investment in the Fund.

         The Fund intends to qualify and remain qualified as a "regulated investment company" under the Internal Revenue Code (the "Code"). The Fund will distribute all of its taxable net income and net realized capital gains to shareholders so that it will not itself have to pay any income taxes.

         During its initial operations, the Fund may be a personal holding company ("PHC") under the Code due to substantial ownership of the Fund's shares by a few shareholders. In that event, the Fund intends to distribute all its PHC income so that there is no PHC tax imposed on the Fund.

         Distributions of net investment income from the Fund are taxable to shareholders as ordinary income. A portion of the income dividends received by the Fund from U.S. corporations may qualify for the "dividends received" deduction available to corporate shareholders. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of how long Fund shares are owned. Distributions from net short-term capital gains are taxable as ordinary income. Shareholders are informed annually of the amount and nature of any income or gain. Distributions are taxable whether received in cash or reinvested in additional shares. If the Fund distributes less than the amount it is required to distribute during any year, a 4% excise tax will be imposed on the undistributed amount. The Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

         A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend, and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution.

         If for any reason you don't provide the Fund with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Fund is required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

                                RETIREMENT PLANS

         The Fund offers prototype retirement plans including IRAs, Simplified Employee Pension ("SEP") Plan and model 403(b) plans for charitable, educational and governmental entities. The Fund's Custodian, Firstar, acts as the custodian under the IRA, SEP and 403(b) plans and may act as trustee or custodian under the other plans. For information on fees and necessary forms, please call _____________ or write to the Fund. Please do not use the application included with this prospectus to open your retirement plan account. Instead call ______________ for a retirement plan account application. Please consult your tax advisor to determine the effect of any of the plans on your financial situation.

                                FUND PERFORMANCE

         In reports or other communications to shareholders and in advertising material, the Fund may compare its performance to recognized unmanaged indexes or stock market averages such as the Standard & Poor's 500 Index, Dow Jones Industrial Average and New York Stock Exchange Composite Index. Also, the Fund may compare its performance with that of other mutual funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar independent services which monitor the performance of mutual funds or other industry or financial publications. The Fund may also include evaluations published by nationally recognized ranking services and by financial publications such as Business Week, Forbes, Kiplinger's, Institutional Investor and Money Magazine. The Fund's past performance should not be considered representative of future performance of the Fund.

         The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of the investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return for differing periods computed in the same manner but without annualizing the total return.

         The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. Performance information supplied by the Fund may not provide a basis for comparison with other investments using differing reinvestment assumptions or time periods.

                            ORGANIZATION OF THE FUND

         The Kenwood Funds (the "Trust") is a Delaware business trust organized pursuant to a Trust Instrument dated January 9, 1996. The Trust is registered as a diversified, open-end management investment company. The Trust currently issues one series of shares, the Kenwood Growth & Income Fund. Shares of the Trust are fully paid, non-assessable, and freely transferable when issued, have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. The Board of Trustees may in the future create additional series of shares, each of which would represent an interest in a separate portfolio with its own investment objective and policies.

         The Trust does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Trust will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

         CERTAIN PROVISIONS OF THE TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund are not personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations.

                               THE KENWOOD FUNDS
                           77 West Washington Street
                                   Suite 1615
                            Chicago, Illinois  60602
                                 1-800-________


                      STATEMENT OF ADDITIONAL INFORMATION
                               ___________, 1996

         This Statement provides information concerning the Growth & Income Fund (the "Fund") which is a series of the Kenwood Funds. This Statement is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated _________________, 1996, which may be obtained from the Fund. This Statement is accompanied by the Fund's audited balance sheet as of __________, 1996 which is incorporated herein by reference.

                               TABLE OF CONTENTS

TOPIC                                                                      PAGE

FUNDAMENTAL INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . 3

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . 4

LENDING PORTFOLIO SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . 5

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . .   . . 6

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . .   . 6

THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

FEDERAL TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

CUSTODIAN AND TRANSFER AGENT  . . . . . . . . . . . . . . . . . . . . . . . . 8

AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . 9

SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

PERFORMANCE DATA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

         The investment restrictions enumerated below are fundamental and may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are present in person or by proxy or (ii) more than 50% of the eligible votes.

         (1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts except in respect to financial futures or currencies.

         (2)     REAL ESTATE.  The Fund may not purchase real estate.

         (3)     DIVERSIFICATION OF FUND INVESTMENTS.

                 (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities"), are not subject to this limitation.

                 (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

         (4) INDUSTRY CONCENTRATION. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

         (5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Act. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing. Transfers of assets in connection with currency transactions are not subject to these limitations if appropriately covered.

         (6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

         (7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may buy debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund may lend its portfolio securities subject to having 100% collateral in cash or U.S. Government Securities. The Fund will not lend securities if such a loan would cause more than 20% of the value of its total assets to then be subject to such loans.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         In addition to the Fund's investment objective set forth in the Prospectus, the Fund has adopted the following non-fundamental policies which may be changed by the Board of Directors without shareholder approval.

         (1) BORROWING. The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

         (2)     ILLIQUID AND RESTRICTED SECURITIES.

                 (a) The Fund may not purchase or hold illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

                 (b) The Fund may not purchase restricted securities which are not eligible for resale under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). In addition, the Fund may not purchase illiquid Rule 144A Securities and may not purchase liquid Rule 144A Securities if such purchase would cause more than 5% of the Fund's total assets to be invested in restricted securities.

         (3) INVESTMENT COMPANIES. The Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and then only if no more than 5% of the Fund's net assets would be so invested.

         (4) LENDING PORTFOLIO SECURITIES. The Fund will not lend portfolio securities if it causes more than 5% of its net assets to be subject to such loans.

         (5) MARGIN. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         (6) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and other permissible investments or investments for currency transactions and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment.

         (7) OIL AND GAS PROGRAMS. The Fund may not purchase participations or other direct investments or enter into leases with respect to oil, gas, or other mineral exploration or development programs.

         (8) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. The Fund may not purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of the Adviser, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

         (9) SHORT SALES. The Fund may not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short. This restriction does not apply to financial futures or currency transactions.

         (10) UNSEASONED ISSUERS. The Fund may not purchase the securities (other than U.S. Government Securities) of any issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

         (11) WARRANTS. The Fund may not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentages limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

         (12) OPTIONS AND FUTURES CONTRACTS. The Fund may not engage in transactions in futures or options except that this does not prohibit the Fund from engaging in transactions in warrants as described above.

         Except for limitations on borrowing and investment in illiquid securities, any percentage restrictions contained in any fundamental or nonfundamental restrictions, apply as of the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

                          LENDING PORTFOLIO SECURITIES

         Securities of the Fund may be lent to member firms of the New York Stock Exchange and commercial banks with assets. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities and must be terminable upon notice, at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. The fundamental investment restrictions state that the Fund may not loan securities if the value of the securities loaned from the Fund exceed 20% of the value of the Fund's total assets. However, as a matter of non-fundamental policy, the Fund may not loan portfolio securities if it would cause more than 5% of the Fund's net assets to be subject to such loans.

         The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

         Securities loans would be made to broker dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

                                NET ASSET VALUE

         Net asset value per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange (the "Exchange") is closed. Such days are the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On each day the New York Stock Exchange (the "Exchange") is open for trading, the net asset value is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange.

         Portfolio securities traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Money market instruments maturing in 60 days or less are normally valued at amortized cost. Money market securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

                             TRUSTEES AND OFFICERS

         Information about the trustees and officers, including age as of February 1, 1996 and principal occupations during the past 5 years, is shown below.

         *BARBARA L. BOWLES, Trustee and President of the Fund. Ms. Bowles is the President and founder of The Kenwood Group, the Adviser to the Fund. Her address is 77 West Washington Street, Chicago, Illinois 60602.

         PATTY LITTON DELONY, CFA, 47 - Trustee. Ms. Delony is a Principal of Delony Associates Inc., a business consulting firm established in 1988, specializing in research, analysis and writing. Formerly, she was a vice president of Sara Lee Corporation. Her address is 20 E. Cedar Street, Chicago, Illinois 60611.

         LESTER J. DUGAS, JR., 71 - Trustee. Mr. Dugas is presently a Senior Consultant to Summit Consulting Group, consultants in health care, finance and education. He is a consultant to MORLES Enterprises, Ltd., marketers of generating equipment, and a Senior Direct Distributor for NSA, Inc., manufacturers of water purification equipment, air filters and juicer products. He is also on the Board of Directors of several charities. His address is 5000
S.  Woodlawn Avenue, Chicago, Illinois 60615.

         *REYNALDO P. GLOVER, __ - Trustee. Mr. Glover is the Executive Vice President-General Counsel of TLC Beatrice International Holding Company and of counsel to the law firm, Rudnick & Wolfe. He also acts as general counsel for the Adviser. From 1991 until 1994, Mr. Glover was a partner with the law firm of Miller, Shakman, Hamilton, Kurtzon & Schlifke. From 1987 until 1991,
Mr. Glover was a partner
with the law firm of Jenner & Block. From August, 1988 until September 1991, Mr. Glover also served as Chairman of the Board of Trustees of the City Colleges of Chicago. In addition, he is active in many civic, professional and social organizations. His address is 203 N. LaSalle Street, Chicago, Illinois 60601.

         CHALLIS M. LOWE, 50 - Trustee. Ms. Lowe is Executive Vice President, responsible for Human Resources and Communications for Heller International Corporation, a financial services company. She has been with Heller since 1993. Formerly, she was a Senior Vice President-Chief Administrative Officer for Sanwa Business Credit Corporation. Her address is 500 W. Monroe Street, Chicago, Illinois 60661.

         SHARON MORROW, 41 - Vice President and Secretary. Ms. Morrow is the Vice President of Marketing/Client Services for The Kenwood Group. Prior to joining The Kenwood Group in 1995, Ms. Morrow was Vice President of Marketing from Pierce & Company L.P./M.O.S.A.I.C. Investment Advisers. Formerly, Ms. Morrow was the Director of the District of Columbia Department of Finance and Revenue. Her address is 77 West Washington Street, Chicago, Illinois 60602.

         CYNTHIA HARDY, 29 - Assistant Secretary. Ms. Hardy has been the Director of Administration at The Kenwood Group since 1991. Prior to joining The Kenwood Group, she was an accounting intern at Carr & Associates, a public accounting and management consulting firm. Ms. Hardy has passed the Series 6 and 63 examinations. Her address is 77 West Washington Street, Chicago, Illinois 60602.

         SHELDON R. STEIN, 67 - Assistant Secretary. Mr. Stein is a partner at the firm of D'Ancona & Pflaum, legal counsel to the Fund.
____________________________________
*The asterisk following the names of Barbara Bowles and Reynaldo Glover indicates that each of them is considered to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

         The Fund does not pay any direct remuneration to any officer or trustee who is an "interested person." Trustees of the Fund who are not "interested persons" are paid a fee of $750 per meeting attended and a fee of $250 for each telephone conference meeting, plus expenses.

                                  THE ADVISER

         The Kenwood Group Inc., an Illinois corporation located at 77 West Washington Street, Chicago, Illinois 60602, serves as the Fund's Adviser. Barbara L. Bowles is the controlling shareholder of the Adviser. The Adviser receives advisory fees monthly based upon the Fund's average daily net assets at the following annual rate: 0.75% on the first $500 million of average net assets, 0.70% on the next $500 million of average daily net assets, and 0.65% on average daily net assets over $1 billion.

         In addition to the services described in the Fund's prospectus, the Adviser will compensate all personnel, officers and trustees of the Fund if such persons are employees of the Adviser.

         The Fund pays all other Fund expenses including its organizational expenses. If the total expenses of the Fund (as determined under applicable statutes or regulations) exceed any applicable expense limitation prescribed by any statute or regulatory authority of a jurisdiction in which the Fund's shares are qualified for offer and sale, the Adviser will reimburse the Fund in the amount of such excess to the extent required by such securities law or regulation. California and South Dakota are currently the only states which have such limitations. California's limitation is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. South Dakota's limitation is 2.5%
of average net assets. The Adviser has agreed to waive the management fee and to reimburse certain other expenses for the Fund's first fiscal year.

         Under the Advisory Agreement between the Fund and the Adviser, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, the Adviser will not be liable for any act or omission in the cause or, or connected with, rendering service under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                                 FEDERAL TAXES

         Dividends and distributions of any realized short-term capital gains are included in the income of shareholders as ordinary income and distributions of net long-term capital gains are included in the income of shareholders as long- term capital gains irrespective of the length of time they have held their shares in the Fund. The dividends-received deduction for corporate shareholders of the Fund may be applicable to a portion of the Fund's distributions of net ordinary income. The amount of distributions eligible for the dividends received deduction is limited to the amount of dividends received by the Fund during the fiscal year from United States corporations. A corporation's dividends- received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. Capital gains distributions by the Fund are not eligible for this deduction.

              CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

         Firstar Trust Company ("Firstar"), 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund's custodian, transfer, fund accounting, shareholder servicing and dividend-paying agent. The custodian has custody of all securities and cash of the Fund. The custodian attends to the collection of principal and income and the payment for, and the collection of proceeds of, securities bought and sold by the Fund. Firstar also acts as the Fund's Administrator pursuant to an Administration Agreement with the Fund as described in the prospectus.

                                    AUDITORS

         The Fund's auditors are Coopers & Lybrand L.L.P., The 411 E. Wisconsin Building , Milwaukee, WI 53202. The services of the auditors include an audit of annual financial statements included in the annual reports to shareholders, a review of amendments to the registration statement filed with the Securities and Exchange Commission, consultation on financial accounting and reporting matters, and meeting with the Audit

Committee of the Board of Trustees. In addition, the auditors may provide assistance in preparation of the federal and state income tax returns and related forms.

                               DISTRIBUTION PLAN

         AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, serves as the principal underwriter to distribute the Fund's shares. Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with the distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule. The Board of Trustees has determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Trustees. The Fund's policy is to seek to place portfolio transactions with those brokers or dealers who will execute transactions as efficiently as possible and at favorable prices. Many of these transactions involve the payment of brokerage commissions by the Fund. In some cases, transactions are with firms that act as principal for their own account. In effecting transactions in over-the-counter securities, the Fund deals with market makers unless it appears that better prices and execution are available elsewhere.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Adviser considers the firm's financial responsibility and reputation, range and quality of services made available to the Fund, and the professional services provided, including execution, clearance procedures, wire service quotations, and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the staff of the Adviser. In accordance with this policy, the Fund does not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Fund may be taken into account as a factor in the allocation of portfolio transactions.

         In addition, there may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Adviser. If the Fund and the Adviser on behalf of other clients simultaneously engage in the purchase or sale of the same security, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection and the increased opportunity to engage in volume transactions.

         Research services furnished by brokers used by the Fund for portfolio transactions may be utilized by the Adviser in connection with its investment services for other accounts and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser determines the reasonableness of the commissions paid in relation to its view of the value of the brokerage and research services provided, considered in terms of the particular transaction and its overall responsibilities with respect to all accounts as to which it exercises investment discretion. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Trustees, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

                              SHAREHOLDER MEETINGS

         The Fund does not hold annual shareholder meetings, but does hold special shareholder meetings when the Board of Trustees believes it is necessary or when required by law. The Fund will hold a special meeting when requested in writing by the holders of at least 10% of the shares eligible to vote at a meeting.

         Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting the lesser of $25,000 or 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                                PERFORMANCE DATA

         Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio. The Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

  Where:           P  =  a hypothetical initial payment of $1,000
                   T  =  average annual total return
                   n  =  number of years

                 ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

                              FINANCIAL STATEMENTS





                 [To be provided in pre-effective amendment]

                           PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements:

                 *Included in Part B:
                          Statement of Assets and Liabilities.
                          Notes to Financial Statements.
                          Report of Coopers & Lybrand, L.L.P.,
                          Independent Auditors.

         (b)     Exhibits:

                   1.     Declaration of Trust.
                   2.     By-Laws.
                   3.     Not Applicable.
                   4.     Not Applicable.
                   5.     Investment Advisory Agreement.
                   6.     Form of Distribution Agreement.
                   7.     Not Applicable.
                   8a.    Custodian Agreement.
                   8b.    Transfer Agency Contract.
                   9.     Not Applicable.
                  10.     Opinion and Consent of Counsel as to Legality of
                          Shares Being Registered.
                 *11.     Consent of Independent Auditors to Use of Report.
                  12.     Not Applicable.
                 *13.     Financial Statement included in Statement of
                          Additional Information.
                 *14.     Retirement Plans.
                  15.     Rule 12b-1 Distribution Plan
                 *16.     Schedule for Computation of Performance Quotation.
                  17.     Not Applicable.
                  18.     Powers of Attorney.

-------------------------------
*To be provided in a pre-effective amendment.

ITEM 25.         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                          Not Applicable.

ITEM 26.         NUMBER OF HOLDERS OF SECURITIES

        As of February 1, 1996 there was one holder of record of Registrant's shares.

ITEM 27.         INDEMNIFICATION

        Reference is made to Article VIII of the Declaration of Trust of the Registrant, filed as Exhibit 1 hereto.

ITEM 28.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        The Kenwood Group, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. None of the officers or directors of the Adviser have been engaged in other professions and/or employment capacities during the past two fiscal years.

ITEM 29.         PRINCIPAL UNDERWRITERS

                 Not Applicable.

ITEM 30.         LOCATION OF ACCOUNTS AND RECORDS.

        All documents and records related to portfolio transactions are located at The Kenwood Funds, 77 W. Washington Street, Suite 1615, Chicago, IL 60602

        All other documents and records are located at Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202.

ITEM 31.         MANAGEMENT SERVICES.

                 Not applicable.

ITEM 32.         UNDERTAKINGS.

                 Registrant undertakes to file a post-effective amendment with financial statements, which need not be certified, within four to six months from the effective date of Registrant's Registration Statement under the Securities Act of 1933.

                 Commencing with Registrant's annual report to shareholders for the year ending April 30, 1996, Registrant undertakes to furnish to each person to whom a Prospectus is delivered, a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               THE KENWOOD FUNDS

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 22nd day of February, 1996.


                               THE KENWOOD FUNDS


                               By: /s/  Jessica R. Droeger
                                   -----------------------
                                        Jessica R. Droeger,
                                        Attorney-in-fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by Barbara L. Bowles in the capacities and on the date indicated.



    Signature                          Title                                   Date
    ---------                          -----                                   ----
/s/Barbara L. Bowles*             Chief Executive and                        February 23, 1996
---------------------
   Barbara L. Bowles              Principal Financial Officer
                                  and Trustee


         *Jessica R. Droeger signs this document on behalf of the Registrant and Barbara L. Bowles pursuant to the Powers of Attorney filed as Exhibit 18 to this Registration Statement.


                                             /s/Jessica R. Droeger
                                             ---------------------
                                              Jessica R. Droeger,
                                              Attorney-in-Fact

                               THE KENWOOD FUNDS

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                                Title                   Date
   ---------                                -----                   ----
Patty Litton Delony*                       Trustee                  February 22, 1996
--------------------------
Patty Litton Delony

Lester J. Dugas, Jr.*                      Trustee                  February 22, 1996
--------------------------
Lester J. Dugas, Jr.

Reynaldo P. Glover*                        Trustee                  February 22, 1996
-------------------------
Reynaldo P. Glover

Challis M. Lowe*                           Trustee                  February 22, 1996
--------------------------
Challis M. Lowe


         *Jessica R. Droeger signs this document on behalf of each of the foregoing persons pursuant to the Powers of Attorney filed as Exhibit 18 to this Registration Statement.


                                             /s/Jessica R. Droeger
                                             ---------------------
                                              Jessica R. Droeger,
                                              Attorney-in-Fact